UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-41461	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108

(858) 869-2986

(Address and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

Effective June 30, 2025, at 5:01 a.m., Central time (the “Effective Time”), Ainos, Inc. (the “Company”) filed a certificate of amendment (the “Certificate of Amendment”) to amend its Restated Certificate of Formation, as amended, with the Secretary of the State of Texas, to effect a reverse stock split of the Company’s common stock, par value $0.01 (the “Common Stock”) at a ratio of 1-for-5 (the “Reverse Stock Split”).

The terms of the Reverse Stock Split are such that every five shares of the Company’s issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in par value per share. Holders of fractional shares will be paid out in cash for the fractional portion. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to a fraction of one share as a result of the Reverse Stock Split instead will receive an amount in cash equal to such fraction of a share multiplied by the closing sale price of Common Stock on The Nasdaq Capital Market (“Nasdaq”) on June 27, 2025, as adjusted for the Reverse Stock Split. The number of outstanding options and warrants will be adjusted accordingly. The Reverse Stock Split does not otherwise modify any rights or preferences of the Company’s Common Stock.

Effective at market open on June 30, 2025, the Common Stock began trading on a split-adjusted basis on Nasdaq. The new CUSIP number for the Common Stock following the Reverse Stock Split is 00902F402.

The foregoing description of the Certificate of Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed with this report as Exhibit 3.1 and herein incorporated by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Formation of Ainos, Inc., as filed with the Texas Secretary of State on June 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: July 1, 2025	By:	/s/ Chun-Hsien Tsai
	Name:	Chun-Hsien Tsai
	Title:	Chief Executive Officer

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